UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

TRIDENT MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

0-20784

(Commission File Number)

Delaware	77-0156584
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1170 Kifer Road

Sunnyvale, California 94086

(Address of principal executive offices, with zip code)

(408) 962-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 21, 2011, the Board of Directors of Trident Microsystems, Inc. (the “Company”) approved a workforce reduction and authorized management to proceed with the reduction. On September 26, 2011, the Company issued a press release announcing the workforce reduction plan and intends to discuss the plan announced in the press release during a related conference call to be held on September 26, 2011. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying factors that could cause actual results to differ materially from those anticipated. The full text of the Company’s press release is attached hereto as Exhibit 99.1. The plan provides for a reduction in the number of employee positions at the Company from approximately 1,275 to approximately 1,000 by early 2012. The Company is taking these actions in order to reduce operating costs and realign its organization in the current competitive operating environment.

As of the date of the filing of this Current Report on Form 8-K, the Company has initiated the reduction in force and expects to complete it by the end of the first calendar quarter of 2012. Impacted employees in the United States and select countries will be notified during the last week of September 2011. The balance of the global workforce reductions are expected to occur at a later date in compliance with local laws and regulations and in consultation with local works councils in Europe.

In connection with the plan, the Company estimates that it will incur restructuring charges of approximately $8 million to $10 million, including approximately $2 million to $3 million during the quarter ending September 30, 2011, for non-recurring employee-related termination benefits, including severance payments and continuation of medical insurance benefits. Substantially all of these charges are cash-based. The remaining balance of the charges is expected to be recognized during the following two quarters.

Additionally, in connection with the workforce reduction and related cost reduction efforts, the Company anticipates that it may recognize other restructuring charges to its GAAP financial results. These additional charges, if any, will be disclosed in earnings conference calls and in Securities and Exchange Commission filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2011

TRIDENT MICROSYSTEMS, INC.

/S/ DAVID L. TEICHMANN
David L. Teichmann
Executive Vice President, General Counsel & Corporate Secretary